UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2012

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 400

Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Revolving Credit Facility. On January 6, 2012, ERP Operating Limited Partnership (the “Operating Partnership”) entered into an amendment (the “Amendment”) to its $1.25 billion unsecured revolving credit agreement (the “Revolving Credit Agreement”) with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Runners, Suntrust Bank, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and Citibank, N.A., Deutsche Bank Securities Inc., and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Co-Documentation Agents, and a syndicate of other banks.

The primary purpose of the Amendment is to increase the available borrowings under the Revolving Credit Agreement by $500 million, to $1.75 billion. Except as amended by the Amendment, the terms of the Revolving Credit Agreement remain unchanged, including the July 13, 2014 maturity date as well as the Operating Partnership’s ability to increase available borrowings up to an additional $500 million (up to $2.25 billion) by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments.

Term Loan Facility. On January 6, 2012, the Operating Partnership and EQR-Enterprise Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“Term Loan Borrower”) entered into a new senior unsecured credit agreement for a $500 million term loan facility. This term loan facility is currently undrawn. To the extent the Term Loan Borrower elects to draw on this facility, the full principal amount of $500 million will be funded to the Term Loan Borrower in a single borrowing. This facility will terminate if not drawn upon on or before July 4, 2012. The Operating Partnership and Equity Residential, the sole general partner of the Operating Partnership, are guarantors of the Term Loan Borrower’s obligations under the term loan facility. The term loan facility is with Bank of America, N.A., as Administrative Agent, Deutsche Bank AG, New York Branch, as Syndication Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, National Association, Royal Bank of Canada and U.S. Bank National Association, as Documentation Agents, SunTrust Bank, The Bank of Nova Scotia and PNC Bank, National Association, as Co-Documentation Agents, and a syndicate of other banks.

If drawn upon, the term loan facility matures on January 4, 2013, subject to two one-year extension options exercisable by the Term Loan Borrower. The interest rate on the unpaid balance under the term loan facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term senior unsecured debt and would currently be 125 basis points. The term loan facility does not require amortization of principal and may be paid prior to maturity in whole or in part at the Term Loan Borrower’s option without penalty or premium (other than certain fees with respect to Euro Dollar loans prepaid prior to the end of an interest period). The covenants contained in the term loan facility are the same as those contained in the Revolving Credit Agreement.

Other Matters. In connection with the execution of the term loan facility and amendment to the Revolving Credit Agreement, the Operating Partnership terminated the previously announced commitment from Morgan Stanley to provide a $1.0 billion bridge loan facility.

In the ordinary course of business, each of the parties to the Revolving Credit Agreement, as amended, and the term loan facility, and/or their affiliates, have performed and continue to perform, and may in the future perform, commercial banking, investment banking and advisory services for the Operating Partnership and its affiliates for which they have received, and will in the future receive, customary compensation. In addition, affiliates of Bank of America, N.A. and Barclays Bank Plc are sellers, and an affiliate of Morgan Stanley is an advisor to the Operating Partnership, in connection with the Operating Partnership’s previously announced proposed acquisition of ownership interests in Archstone.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit
10.1	Amendment No. 1 to Revolving Credit Agreement dated as of January 6, 2012 among ERP Operating Limited Partnership, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Runners, Suntrust Bank, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and Citibank, N.A., Deutsche Bank Securities Inc., and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents, and a syndicate of other banks.

10.2	Credit Agreement dated as of January 6, 2012, among ERP Operating Limited Partnership, EQR-Enterprise Holdings, LLC, Bank of America, N.A., as Administrative Agent, Deutsche Bank AG, New York Branch, as Syndication Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, National Association, Royal Bank of Canada and U.S. Bank National Association, as Documentation Agents, SunTrust Bank, The Bank of Nova Scotia and PNC Bank, National Association, as Co-Documentation Agents, and a syndicate of other banks (the “Term Loan Agreement”).

10.3	Guaranty of Payment made as of January 6, 2012 between Equity Residential and Bank of America, N.A., as administrative agent for the lenders party to the Term Loan Agreement.

10.4	Guaranty of Payment made as of January 6, 2012 between ERP Operating Limited Partnership and Bank of America, N.A., as administrative agent for the lenders party to the Term Loan Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 6, 2012	By:	/s/ Robert A. Garechana
Name: Robert A. Garechana
Its: First Vice President and Treasurer

ERP OPERATING LIMITED PARTNERSHIP By: Equity Residential, its general partner

Date: January 6, 2012	By:	/s/ Robert A. Garechana
Name: Robert A. Garechana
Its: First Vice President and Treasurer